
                                              NATIONSBANK, N.A.                                   EXHIBIT 99
                             MONTHLY SERVICING REPORT - BOATMENS AUTO TRUST 1996-A
                                       JULY 1, 1999 THROUGH JULY 31, 1999


A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Portfolio Balance. . . . . . . . . . . . . . . . . . . . . . . . . . .  $290,623,554.00
(B) Class A-1 Notes
    (i)   Class A-1 Notes Percentage . . . . . . . . . . . . . . . . . . . . . .            28.44%
    (ii)  Class A-1 Notes Balance. . . . . . . . . . . . . . . . . . . . . . . .  $ 82,654,904.00
    (iii) Class A-1 Notes Rate . . . . . . . . . . . . . . . . . . . . . . . . .           5.7525%
(C) Class A-2 Notes
    (i)   Class A-2 Notes Percentage . . . . . . . . . . . . . . . . . . . . . .            41.29%
    (ii)  Class A-2 Notes Balance. . . . . . . . . . . . . . . . . . . . . . . .  $120,000,000.00
    (iii) Class A-2 Notes Rate . . . . . . . . . . . . . . . . . . . . . . . . .             6.35%
(D) Class A-3 Notes
    (i)   Class A-3 Notes Percentage . . . . . . . . . . . . . . . . . . . . . .            26.27%
    (ii)  Class A-3 Notes Balance. . . . . . . . . . . . . . . . . . . . . . . .  $ 76,343,707.00
    (iii) Class A-3 Notes Rate . . . . . . . . . . . . . . . . . . . . . . . . .             6.75%
(E) Class B Certificates
    (i)   Class B Certificates Percentage. . . . . . . . . . . . . . . . . . . .             4.00%
    (ii)  Class B Certificates Balance . . . . . . . . . . . . . . . . . . . . .  $ 11,624,943.00
    (iii) Class B Certificates Rate. . . . . . . . . . . . . . . . . . . . . . .             7.05%
(F) Servicing Fee Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             1.00%
(G) Weighted Average Coupon (WAC). . . . . . . . . . . . . . . . . . . . . . . .             9.53%
(H) Weighted Average Original Maturity (WAOM). . . . . . . . . . . . . . . . . .            56.22   months
(I) Weighted Average Remaining Maturity (WAM). . . . . . . . . . . . . . . . . .            49.45   months
(J) Number of Receivables. . . . . . . . . . . . . . . . . . . . . . . . . . . .           24,919
(K) Reserve Account
    (i)   Reserve Account Initial Deposit Percentage . . . . . . . . . . . . . .             2.00%
    (ii)  Reserve Account Initial Deposit. . . . . . . . . . . . . . . . . . . .  $  5,812,471.09
    (iii) Specified Reserve Account Balance (K(iii)(c) if 1.25% loss and delinq triggers hit - otherwise greater of K(iii)(a or b))
          (a) Percent of Initial Pool Balance. . . . . . . . . . . . . . . . . .             2.00%
          (b) Percent of Remaining Pool Balance. . . . . . . . . . . . . . . . .             3.25%
          (c) Trigger Percent of Remaining Pool Balance. . . . . . . . . . . . .             6.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Portfolio Balance. . . . . . . . . . . . . . . . . . . . . . . . . . .  $ 35,834,579.74
(B) Total Note and Certificate Pool Factor . . . . . . . . . . . . . . . . . . .        0.1233024
(C) Class A-1 Notes
    (i)  Class A-1 Notes Balance . . . . . . . . . . . . . . . . . . . . . . . .  $          0.00
    (ii) Class A-1 Notes Pool Factor . . . . . . . . . . . . . . . . . . . . . .        0.0000000
(D) Class A-2 Notes
    (i)  Class A-2 Notes Balance . . . . . . . . . . . . . . . . . . . . . . . .  $          0.00
    (ii) Class A-2 Notes Pool Factor . . . . . . . . . . . . . . . . . . . . . .        0.0000000
(E) Class A-3 Notes
    (i)  Class A-3 Notes Balance . . . . . . . . . . . . . . . . . . . . . . . .  $ 24,209,636.74
    (ii) Class A-3 Notes Pool Factor . . . . . . . . . . . . . . . . . . . . . .        0.3171137
(F) Class B Certificates
    (i)  Class B Certificates Balance. . . . . . . . . . . . . . . . . . . . . .  $ 11,624,943.00
    (ii) Class B Certificates Pool Factor. . . . . . . . . . . . . . . . . . . .        1.0000000
(G) Reserve Account Balance. . . . . . . . . . . . . . . . . . . . . . . . . . .  $  5,812,471.08
(H) Cumulative Net Losses for All Prior Periods. . . . . . . . . . . . . . . . .  $  5,718,378.16
(I) Net Loss Ratio for Second Preceding Period . . . . . . . . . . . . . . . . .            -0.54%
(J) Net Loss Ratio for Preceding Period. . . . . . . . . . . . . . . . . . . . .             1.69%
(K) Delinquency Ratio for Second Preceding Period. . . . . . . . . . . . . . . .             3.15%
(L) Delinquency Ratio for Preceding Period . . . . . . . . . . . . . . . . . . .             3.09%
(M) Weighted Average Coupon (WAC). . . . . . . . . . . . . . . . . . . . . . . .             9.49%
(N) Weighted Average Remaining Maturity (WAM). . . . . . . . . . . . . . . . . .            19.06   months
(O) Number of Receivables. . . . . . . . . . . . . . . . . . . . . . . . . . . .            7,643

C. INPUTS FROM THE MAINFRAME
----------------------------

(A) Simple Interest Receivables Principal
    (i)   Principal Collections. . . . . . . . . . . . . . . . . . . . . . . . .  $  3,263,231.42
    (ii)  Not Used . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             0.00
    (iii) Repurchased Loan Proceeds Related to Principal . . . . . . . . . . . .             0.00
    (iv) Other Refunds Related to Principal. . . . . . . . . . . . . . . . . . .             0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections . . . . . . . . . . . . . . . . . . . . . . . . .       292,997.01
    (ii)  Repurchased Loan Proceeds Related to Interest
(C) Weighted Average Coupon (WAC). . . . . . . . . . . . . . . . . . . . . . . .             9.49%
(D) Weighted Average Remaining Maturity (WAM). . . . . . . . . . . . . . . . . .            18.26   months
(E) Remaining Number of Receivables. . . . . . . . . . . . . . . . . . . . . . .            7,264
(F) Delinquent Receivables


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

                                  Dollar Amount                  # Units
                                  -------------                  -------
(i)  30-59 Days Delinquent            2,353,908. . . . . 7.24%       435      5.99%
(ii)  60-89 Days Delinquent             696,895. . . . . 2.14%       126      1.73%
(iii) 90 Days or More Delinquent        519,342. . . . . 1.60%        79      1.09%

(G) Repossessions
                                  Dollar Amount                  # Units
                                  -------------                  -------
                                          8,499. . . . . 0.03%         2     0.03%
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

D.  INPUTS  DERIVED  FROM  OTHER  SOURCES
-----------------------------------------


(A) Reserve Account Investment Income. . . . . . . . . . . . . . . . . .  $   21,878.44
(B) Aggregate Net Losses before Liquidation Proceeds and Recoveries for
       Collection Period (see note). . . . . . . . . . . . . . . . . . .      66,138.26
(C) Liquidated Receivables Information
    (i)   Not Used . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00
    (ii)  Not Used . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00
    (iii) Recoveries on Previously Liquidated Contracts. . . . . . . . .      16,043.00
(D) Aggregate Net Losses for Collection Period . . . . . . . . . . . . .      50,095.26
(E) Actual Number of Days in Interest Period . . . . . . . . . . . . . .             31

I. COLLECTIONS
--------------
Interest:
(A) Interest Collections . . . . . . . . . . . . . . . . . . . . . . . .  $  292,997.01
(B) Not Used . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00
(C) Repurchased Loan Proceeds Related to Interest. . . . . . . . . . . .           0.00
(D) Recoveries from Prior Month Charge Offs. . . . . . . . . . . . . . .      16,043.00
(E) Investment Earnings from the Reserve Account . . . . . . . . . . . .      21,878.44
(F) Total Interest Collections . . . . . . . . . . . . . . . . . . . . .     330,918.45

Principal:
(G) Principal Payments Received. . . . . . . . . . . . . . . . . . . . .  $3,263,231.42
(H) Not Used . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00
(I) Repurchased Loan Proceeds Related to Principal . . . . . . . . . . .           0.00
(J) Other Refunds Related to Principal . . . . . . . . . . . . . . . . .           0.00
(K) Total Principal Collections. . . . . . . . . . . . . . . . . . . . .   3,263,231.42

(L) Total Collections. . . . . . . . . . . . . . . . . . . . . . . . . .  $3,594,149.87
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
II. DISTRIBUTIONS                                                                                     Per $1,000 of
                                                                                                      Original Balance
                                                                                                      ----------------
(A) Total Interest Collections. . . . . . . . . . . . . . . . . . . . . . . . . . . .  $  330,918.45
(B) Servicing Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $   29,862.15              0.10

Interest                                                                                              Per $1,000 of
(C) Class A-1 Notes Monthly Interest                                                                  Original Balance
                                                                                                      ----------------
    (i)   Class A-1 Notes Monthly Interest Due. . . . . . . . . . . . . . . . . . . .  $        0.00                 0
    (ii)  Class A-1 Notes Monthly Interest Paid (after reserve fund draw) . . . . . .           0.00                 0
                                                                                       -------------
    (iii)  Class A-1 Notes Monthly Interest Shortfall (after reserve fund draw) . . .  $        0.00                 0
(D) Class A-2 Notes Monthly Interest
    (i)   Class A-2 Notes Monthly Interest Due. . . . . . . . . . . . . . . . . . . .  $        0.00                 0
    (ii)  Class A-2 Notes Monthly Interest Paid (after reserve fund draw) . . . . . .           0.00                 0
                                                                                       -------------
    (iii)  Class A-2 Notes Monthly Interest Shortfall (after reserve fund draw) . . .  $        0.00                 0
(E) Class A-3 Notes Monthly Interest
    (i)   Class A-3 Notes Monthly Interest Due. . . . . . . . . . . . . . . . . . . .  $  136,179.21       1.783764661
    (ii)  Class A-3 Notes Monthly Interest Paid (after reserve fund draw) . . . . . .     136,179.21       1.783764661
                                                                                       -------------
    (iii)  Class A-3 Notes Monthly Interest Shortfall (after reserve fund draw) . . .  $        0.00                 0
(F) Class B Certificates Monthly Interest
    (i)   Class B Certificates Monthly Interest Due . . . . . . . . . . . . . . . . .  $   68,296.54             5.875
    (ii)  Class B Certificates Monthly Interest Paid (after reserve fund draw). . . .      68,296.54             5.875
                                                                                       -------------
    (iii)  Class B Certificates Monthly Interest Shortfall (after reserve fund draw).  $        0.00                 0
(G) Total Note and Certificate Interest Paid (after reserve fund draw). . . . . . . .  $  204,475.75
(H) Excess Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $   96,580.55

Principal
(I) Total Principal Collections . . . . . . . . . . . . . . . . . . . . . . . . . . .  $3,263,231.42
(J) Draw on Reserve Fund for realized losses. . . . . . . . . . . . . . . . . . . . .      66,138.26
(K) Total Amount Available for Principal Distribution . . . . . . . . . . . . . . . .  $3,329,369.68  Per $1,000 of
(L) Class A-1 Notes Monthly Principal                                                                 Original Balance
                                                                                                      ----------------
    (i)   Class A-1 Notes Monthly Principal Due . . . . . . . . . . . . . . . . . . .           0.00                 0
    (ii)  Class A-1 Notes Monthly Principal Paid (after reserve fund draw). . . . . .           0.00                 0
                                                                                       -------------
    (iii)  Class A-1 Notes Monthly Principal Shortfall (after reserve fund draw). . .           0.00                 0
(M) Class A-2 Notes Monthly Principal
    (i)   Class A-2 Notes Monthly Principal Due . . . . . . . . . . . . . . . . . . .           0.00                 0
    (ii)  Class A-2 Notes Monthly Principal Paid (after reserve fund draw). . . . . .           0.00                 0
                                                                                       -------------
    (iii)  Class A-2 Notes Monthly Principal Shortfall (after reserve fund draw). . .           0.00                 0
(N) Class A-3 Notes Monthly Principal
    (i)   Class A-3 Notes Monthly Principal Due . . . . . . . . . . . . . . . . . . .   3,329,369.68       43.61027006
    (ii)  Class A-3 Notes Monthly Principal Paid (after reserve fund draw). . . . . .   3,329,369.68       43.61027006
                                                                                       -------------
    (iii)  Class A-3 Notes Monthly Principal Shortfall (after reserve fund draw). . .           0.00                 0
(O) Class B Certificates Monthly Principal
    (i)   Class B Certificates Monthly Principal Due. . . . . . . . . . . . . . . . .           0.00                 0
    (ii)  Class B Certificates Monthly Principal Paid (after reserve fund draw) . . .           0.00                 0
                                                                                       -------------
    (iii)  Class B Certificates Monthly Principal Shortfall (after reserve fund draw)           0.00                 0
(P) Total Note and Certificate Principal Paid . . . . . . . . . . . . . . . . . . . .   3,329,369.68
(Q) Total Distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3,563,707.58
(R) Excess Servicing Releases from Reserve Account to Servicer. . . . . . . . . . . .      30,442.29
(S) Amount of Draw from Reserve Account . . . . . . . . . . . . . . . . . . . . . . .      66,138.26
(T) Draw from Reserve Account plus Total Available Amount . . . . . . . . . . . . . .   3,660,288.13
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

III.  POOL  BALANCES  AND  PORTFOLIO  INFORMATION
-------------------------------------------------
                                                       Beginning                   End
                                                       of Period                of Period
                                                       ---------                ---------
(A) Balances and Principal Factors
(i)    Total Portfolio Balance                    $35,834,579.74           $32,505,210.06
(ii)   Total Note  and  Certificate Pool Factor        0.1233024                0.1118464
(iii)  Class A-1 Notes Balance                              0.00                     0.00
(iv)   Class A-1 Notes Pool Factor                     0.0000000                0.0000000
(v)    Class A-2 Notes Balance                              0.00                     0.00
(vi)   Class A-2 Notes Pool Factor                     0.0000000                0.0000000
(vii)  Class A-3 Notes Balance                     24,209,636.74            20,880,267.06
(viii) Class A-3 Notes Pool Factor                     0.3171137                0.2735034
(ix)   Class B Certificates Balance                11,624,943.00            11,624,943.00
(x)    Class B Certificate Pool Factor                 1.0000000                1.0000000
(B) Portfolio Information
(i)   Weighted Average Coupon (WAC)                         9.49%                    9.49%
(ii)  Weighted Average Remaining Maturity (WAM)            19.06   months           18.26   months
(iii) Remaining Number of Receivables                      7,643                    7,264
(iv)  Portfolio Receivable Balance                $35,834,579.74           $32,505,210.06



IV.  RECONCILIATION  OF  RESERVE  ACCOUNT
-----------------------------------------
(A) Beginning Reserve Account Balance. . . . . . . . . . . . . . . . . .  $5,812,471.08
(B) Draw for Realized losses . . . . . . . . . . . . . . . . . . . . . .      66,138.26
(C) Draw for Servicing Fee . . . . . . . . . . . . . . . . . . . . . . .           0.00
(D) Draw for Class A-1 Notes Interest Amount . . . . . . . . . . . . . .           0.00
(E) Draw for Class A-2 Notes Interest Amount . . . . . . . . . . . . . .           0.00
(F) Draw for Class A-3 Notes Interest Amount . . . . . . . . . . . . . .           0.00
(G) Draw for Class B Certificates Interest Amount. . . . . . . . . . . .           0.00
(H) Total Draw for Losses, Servicing, Notes and Certificates . . . . . .      66,138.26
(I) Excess Interest. . . . . . . . . . . . . . . . . . . . . . . . . . .      96,580.55
(J) Reserve Account Balance Prior to Release . . . . . . . . . . . . . .   5,842,913.37

(K) Reserve Account Required Amount. . . . . . . . . . . . . . . . . . .   5,812,471.08

(L) Final Reserve Account Required Amount. . . . . . . . . . . . . . . .   5,812,471.08

(M) Reserve Account Release to Servicer. . . . . . . . . . . . . . . . .      30,442.29

(N) Ending Reserve Account Balance . . . . . . . . . . . . . . . . . . .   5,812,471.08

V. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------

(A) Aggregate Net Losses before Liquidation Proceeds and Recoveries for
        Collection Period. . . . . . . . . . . . . . . . . . . . . . . .  $   66,138.26
(B) Liquidated Contracts
    (i)   Not Used . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00
    (ii)  Not Used . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00
    (iii) Recoveries on Previously Liquidated Contracts. . . . . . . . .      16,043.00
(C) Aggregate Net Losses for Collection Period . . . . . . . . . . . . .      50,095.26
(D) Net Loss Ratio for Collection Period (annualized). . . . . . . . . .           1.76%
(E) Cumulative Net Losses for all Periods. . . . . . . . . . . . . . . .   5,768,473.42
(F) Delinquent Receivables



                                   Dollar Amount                # Units
                                   -------------                -------
(i)  30-59 Days Delinquent             2,353,908 . . .  7.24%       435       5.99%
(ii)  60-89 Days Delinquent              696,895 . . .  2.14%       126       1.73%
(iii) 90 Days or More Delinquent         519,342 . . .  1.60%        79       1.09%

(G) Repossessions
                                  Dollar Amount                 # Units
                                  -------------                 -------
                                          8,499 . . .   0.03%         2       0.03%



VI.  TESTS  FOR  INCREASE  IN  SPECIFIED  RESERVE  ACCOUNT  BALANCE
-------------------------------------------------------------------


(A) Ratio of Net Losses to the Average Pool Balance
    (i) Second Preceding Collection Period . . . . . . . . . . . . .            -0.54%
    (ii) Preceding Collection Period . . . . . . . . . . . . . . . .             1.69%
    (iii) Current Collection Period. . . . . . . . . . . . . . . . .             1.76%
    (iv) Three Month Average (Avg(i,ii,iii)) . . . . . . . . . . . .             0.97%

(B) Ratio of Balance of Contracts Delinquent 60 Days or More to the
        Outstanding Balance of Receivables.
    (i) Second Preceding Collection Period . . . . . . . . . . . . .             3.15%
    (ii) Preceding Collection Period . . . . . . . . . . . . . . . .             3.09%
    (iii) Current Collection Period. . . . . . . . . . . . . . . . .             3.74%
    (iv) Three Month Average (Avg(i,ii,iii)) . . . . . . . . . . . .             3.33%

(C) Loss and Delinquency Trigger Indicator . . . . . . . . . . . . .  Trigger was hit


The  undersigned  officers of NationsBank, N.A., as servicer, pursuant to the Sale and
Servicing  Agreement hereby certify to the best of their knowledge and belief that the above information is true  and  correct.





/s/  William  Kinyua     /s/  Suzanne  W.  Castleberry
--------------------     -----------------------------
William  Kinyua          Suzanne  W.  Castleberry
Vice  President          Senior  Vice  President